Exhibit 10.17

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT IN COMPLIANCE WITH THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.



                        Warrant to Purchase Common Stock

                                       of

                               ALPHA VIRTUAL, INC.


No. BWC-8                                    Date of Issuance - December 7, 2001


                          Void after December 10, 2001

         Alpha Virtual, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, Global Alpha Corporation, a British Virgin Islands company (including any successors and assigns, "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company (including any corporation which shall succeed to or assume the obligations of the Company hereunder) at any time or from time to time before 5:00 PM Pacific time, on December 10, 2001, (the "Expiration Date") up to One Hundred Seventy-five Thousand Dollars ($175,00) of fully paid and nonassessable shares of common stock, par value $0.001 per share ("Common Stock"), of the Company. The purchase price per share of such Common Stock upon exercise of this Warrant shall be the fair market value or Twenty-Two and One-Half Cents ($0.225) whichever is less, subject to adjustment as provided in Section 7 hereof (the "Purchase Price"). The fair market value shall be the "bid" price of the Company's Common Stock on the Over-the-Counter:Bulletin Board at the close of business on the fifth (5th) business day preceding the exercise of this Warrant. (For example, if the lowest price is $0.225 per share, then the Holder would divide $175,000 by $0.225 and the Company would issue 777,778 of its shares of Common Stock.)

         1. Series of Warrants. This Warrant is one of a series of warrants issued pursuant to a Securities Purchase Agreement dated April 5, 2001, as amended on August 3, 2001, and on November 5, 2001, and as amended on December 7, 2001 (as amended, the "Securities Purchase Agreement") between the Company and the Holder. The term "Stock Warrants," as used herein, shall refer to this Warrant and the other warrants issued pursuant to the Securities Purchase Agreement.

         2. Initial Exercise Date; Expiration. This Warrant may be exercised by the Holder, in full or in part, at any time or from time to time before 5:00 PM, Pacific time, on December 10, 2001 (the "Exercise Period").

         3. Exercise of Warrant; Partial Exercise. This Warrant may be exercised in full or in part by the Holder by surrender of this Warrant, together with the form of subscription attached hereto as Schedule 1, duly executed by the Holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company or by wire transfer, of the Purchase Price for the shares of Common

Stock to be purchased hereunder. For any partial exercise hereof, the Holder shall designate in a subscription in the form of Schedule 1 attached hereto delivered to the Company the number of shares of Common Stock that it wishes to purchase. On any such partial exercise, the Company, at its expense, shall forthwith issue and deliver to the Holder a new warrant of like tenor, in the name of the Holder, which shall be exercisable for such number of shares of Common Stock represented by this Warrant which have not been purchased upon such exercise.

         4. Termination of Warrant. In the event that any Stock Warrant is not exercised in full prior to its expiration, then immediately following the expiration of such Stock Warrant, this Warrant shall be terminated.

         5. When Exercise Effective. The exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant is surrendered to the Company as provided in
Section 3 and, at such time, the person in whose name any certificate for shares of Common Stock shall be issuable upon such exercise shall be deemed to be the record holder of such Common Stock for all purposes.

         6. Delivery on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder may direct, a certificate or certificates for the number of fully paid and nonassessable full shares of Common Stock to which the Holder shall be entitled on such exercise (rounded up to the next nearest whole number in the case of fractional shares).

         7. Adjustment of Purchase Price and Number of Shares. The Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 7. Upon each adjustment of the Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Purchase Price resulting from such adjustment.

             7.1 Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased.

             7.2 Dividends in Common Stock, Other Stock, Property, Reclassification. If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

                  (A) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

                  (B) any cash paid or payable otherwise than as a cash dividend, or

                  (C) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than (i) shares of Common Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 7.1 above or (ii) an event for which adjustment is otherwise made pursuant to Section 7.3 below), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses (B) and (C) above) which such Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

             7.3 Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In any reorganization described above, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

             7.4 Notice of Adjustment. Upon any adjustment of the Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof to the registered Holder of this Warrant. The notice shall be signed by the Company's chief financial officer and shall state the Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

             7.5  Other Notices. If at any time:

                  (A) the Company shall declare any cash dividend upon its Common Stock;

                  (B) the Company shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock;

                  (C) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                  (D) there shall be any capital reorganization or reclassification of the capital stock of the Company; or consolidation or merger of the Company; or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

                  (E) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give (a) at least thirty (30) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least thirty (30) days' prior written notice of the date when the same shall take place. Any notice given in accordance with the foregoing clause
(a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall been entitled to exchange their Common Stock for securities or to other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or conversion, as the case may be.

             7.6 Certain Events. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this Section 7 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the

Purchase Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Purchase Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

         8. Replacement of Warrants. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver to the Holder, in lieu thereof, a new Warrant of like tenor.

         9. No Rights or Liability as a Shareholder. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder as a shareholder of the Company.

         10. Miscellaneous.

             10.1 Transfer of Warrant. This Warrant is transferable and assignable, in whole or in part, by Holder provided that any such assignment or transfer is made in compliance with applicable federal or state securities laws. All covenants, agreements and undertakings in this Warrant by or on behalf of any of the parties shall bind and inure to the benefit of the respective successors and assigns of the parties whether so expressed or not.

             10.2 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, or (c) two (2) business days after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof, to the Holder at Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands, or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other party hereto.

             10.3 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

             10.4 Amendments and Waivers. This Warrant may be amended or modified only upon the written consent of both Holder and the Company. This Warrant and any provision hereof may be waived only by an instrument in writing signed by the party against which enforcement of the same is sought.

             10.5 Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

             10.6  Governing  Law.   This  Warrant  shall  be  governed  by  and
construed and enforced in accordance with the laws of the State of California, without giving effect to its conflicts of laws principles.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated:   December 7, 2001                  ALPHA VIRTUAL, INC.,
                                           a Delaware corporation



                                           By: /s/  Dan Mapes
                                               --------------------------------
                                                    Dan Mapes
                                           Title:   Chief Executive Officer

                                           Address:
                                                    10345 West Olympic Boulevard
                                                    Suite 102
                                                    Los Angeles, CA 90064
                                           Facsimile No.:  (310) 432-6222







ATTEST:


Saif Mansour, Secretary

                                   SCHEDULE 1

                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)



To:      ALPHA VIRTUAL, INC.


         The  undersigned,  the holder of the Warrant  attached  hereto,  hereby irrevocably  elects to exercise the purchase rights  represented by such Warrant for,  and to  purchase  thereunder,  ________*  shares of common  stock of Alpha

Virtual,  Inc.,  and herewith makes payment of $_______  therefor,  and requests that the certificates for such shares be issued in the name of, and delivered to

_________________, whose address is ___________________________________________.



                                        ----------------------------------------
                                        (Signature must conform in all respects to name of the Holder as specified on the face of the Warrant)


                                        ----------------------------------------
                                                     (Print Name)

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

Dated:
       -----------------------------




* Insert here the number of shares as to which the Warrant is being exercised.